                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

     The Board of Directors of Vanguard Specialized Portfolios, Inc. (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), the investment adviser for the Fund's Energy, Health Care and Utilities Income Portfolios (the "Portfolios"). The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Portfolios will pay WMC a basic advisory fee at the end of each fiscal quarter, based on the Portfolios' aggregate average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

          NET ASSETS                 ANNUAL BASIC FEE RATE
          ----------                 ---------------------

          First $500 million                 0.150%
          Next $500 million                  0.125
          Next $1 billion                    0.100
          Next $1 billion                    0.075
          Over $3 billion                    0.050

     Once the advisory fee to WMC is calculated for the three Portfolios under the schedule, the total fee is reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.08%.

     This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated May 31, 1993, and will go into effect on or about May 1, 1996. Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.

                                                                            AFSP